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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): JULY 19, 1996

                      PHYSICIANS CLINICAL LABORATORY, INC.
             (Exact name of registrant as specified in its charter)

   DELAWARE                       0-20678                 68-0280528
(State or other                 (Commission              (IRS Employer
jurisdiction of                 File Number)           Identification No.)
 incorporation)

           2495 NATOMAS PARK DRIVE, SACRAMENTO, CALIFORNIA   95833
               (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (916) 648-3500

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         The Registrant, whose fiscal year ended February 29, 1996, filed a Form 12b-25 Notification of Late Filing on May 30, 1996 with respect to the Registrant's inability to timely file its Annual Report on Form 10-K within the prescribed time period. On June 13, 1996, the Registrant filed a Current Report on Form 8-K with respect to the Registrant's inability to file its Annual Report on Form 10-K within the extended time period, and on July 12, 1996, the Registrant filed a Current Report on Form 8-K with respect to the Registrant's inability to file its Annual Report on Form 10-K within the time period anticipated by the Registrant in its July 12, 1996 Current Report on Form 8-K. The Registrant is not able to file its Annual Report on Form 10-K for the fiscal year ended February 29, 1996 on July 19, 1996, as previously anticipated. The Registrant will file such Annual Report on or before July 24, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PHYSICIANS CLINICAL LABORATORY, INC.


                                        By:  /s/  RICHARD M. BROOKS
                                           ---------------------------------
                                           Richard M. Brooks
                                           Senior Vice President and
                                             Chief Financial Officer

Dated: July 19, 1996


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